January 14, 2013

Supplement

SUPPLEMENT DATED JANUARY 14, 2013 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY GLOBAL INFRASTRUCTURE FUND
CLASS Q
Dated April 30, 2012

Effective February 25, 2013, the section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—J. Revenue Sharing" is hereby deleted and replaced with the following:

The Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley Smith Barney in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley Smith Barney for, among other things, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.

With respect to Morgan Stanley Smith Barney, these payments, which are paid in accordance with the applicable compensation structure, currently include an ongoing annual fee in an amount up to 0.16% of the total average quarterly net asset value of such shares.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley Smith Barney may provide Morgan Stanley Smith Barney and/or its financial advisors or other salespersons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley Smith Barney does not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney as to its compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.